Acquisition of Western Holding Company of Wolf Point

Expanding Montana's Premier Community Bank into The Hi Line

August 8, 2019



EAGLE BANCORP MONTANA, INC.

Peter J. Johnson

President and Chief Executive Officer

Trading Symbol NASDAQ: EBMT

Western Bank of Wolf Point

A Good Bank in a Good Town

Cautionary Notice Regarding Forward-Looking Statements

Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words "may", "would", "could", "will", "expect", "anticipate", "project", "believe", "intend", "plan" and "estimate", as well as similar words and expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following:

> the inability to obtain the requisite regulatory and shareholder approvals for the anticipated acquisitions and meet other closing terms and conditions;
> the reaction to the anticipated acquisitions of all the banks' customers, employees and counter-parties or difficulties related to the transition of services;
> the timing to consummate the proposed merger;
> the risk that a condition to closing of the proposed merger may not be satisfied;
> the diversion of management time on issues related to the proposed merger;
> the difficulties and risks inherent with entering new markets;
> general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
> our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
> costs or difficulties related to the integration of the banks we may acquire may be greater than expected;
> restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
> governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
> competitive pressures among depository and other financial institutions may increase significantly;
> changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
> other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
> our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry;
> adverse changes may occur in the bond and equity markets;
> war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
> economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
> we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, including our Form 10-K for the fiscal year ended December 31, 2018.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

Important Information about the Merger and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger transaction, Eagle Bancorp Montana, Inc. ("Eagle") will file a registration statement on Form S-4 with the SEC to register Eagle shares that will be issued to Western Holding Company of Wolf Point ("Western") shareholders in connection with the proposed transaction. The registration statement will include a proxy statement of Western and a prospectus of Eagle as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Eagle, Western and the proposed transaction and related matters. A definitive proxy statement/prospectus will be mailed to shareholders of Western.
WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS) BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC's website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Eagle at its website at https://www.opportunitybank.com (which website is not incorporated herein by reference) or by contacting Laura Clark by telephone (406) 457-4007. Security holders may also obtain free copies of the documents of Western by contacting Duane A. Kurokawa by telephone at (406) 653 5500.

Eagle, Western and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Western in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above and other relevant materials when filed with SEC. Additional information regarding each of Eagle's directors and executive officers, including their beneficial ownership of Eagle common stock is included in Eagle's definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 12, 2019. You can obtain free copies of this document from Eagle using the contact information above.

Expansion by Montana's Premier Community Bank into the Hi-Line will Continue to Deliver on the Growth Strategy and Diversify its Agricultural Lending

- The acquisition of Western Bank of Wolf Point solidifies Eagle's position as the fourth largest bank headquartered in Montana
- Eagle will enter the attractive market of the Hi-Line and establish the second largest deposit market share in Roosevelt County
- Acquisition provides Eagle's subsidiary, Opportunity Bank of Montana with a significant diversification of its agricultural lending capability and skills through the addition a new agricultural region of Montana focused on crops not found in Eagle's existing coverage such as Durum Wheat
- Post-acquisition, the approximately $1.1 Billion asset bank will operate 22 branches in key Montana markets
- Western Bank of Wolf Point is highly liquid with a loan to deposit ratio of 52.5% and its deposit flows benefit from its location near the Bakken Formation and its proximity to the oil producing areas of Western North Dakota
- Eagle will continue partnering with the Doornek and Kurokawa families to continue their successful banking histories in Hi-Line markets
  - The Western Bank of Wolf Point's President and CEO , Duane Kurokawa will lead the bank's effort in the broader Northeastern Montana markets
  - The new effort will build on the Opportunity Bank of Montana and Western Bank of Wolf Point 106 year tradition of exceptional value added service and community leadership
  - The Western Bank of Wolf Point brings to Eagle a long history and expertise in agricultural lending
- Financially attractive to Eagle:
  - Expected to be ~5% accretive to EPS in 2020 and ~9% in 2021 and thereafter
  - Tangible book value earn-back in ~3 years
  - Internal rate of return in excess of 20%
- Low execution risk

Transaction Structure

STRUCTURE / CONSIDERATION	• Western common stock exchanged for $2,946.51 in cash and 179.4464 shares of Eagle • Approximately 395,859 shares of Eagle and $6,500,000 in cash in will be exchanged in the aggegate • Double trigger walk-away provision versus Nasdaq Bank Index • Western Bank of Wolf Point will be merged into Eagle's subsidiary Opportunity Bank of Montana
PRICING MULTIPLES[1]	• Aggregate Deal Value: ~ $13 million • Deal Value / Tangible Book Value: ~ 1.18x • Deal Value / Reported LTM Earnings[2]: ~ 13.2x • Core Deposit Premium: ~ 2.9%
MANAGEMENT	• Duane Kurokawa to lead the bank's efforts in Northeastern Montana markets • Pro Forma ownership 94.3% Eagle/5.7% Western shareholders • Opportunity Bank will create a local Advisory Board to enlist certain Western directors in assisting its expansion efforts in Northeast Montana
APPROVALS/ TIMING	• Estimated close in Q4 2019 • Customary regulatory approvals and shareholder approval by Western

(1) Based on Eagle's volume weighted average price for the twenty trading days ended July 25, 2019 of $16.42 and financials of Western Holding Company of Wolf Point, as of and for the six months ended 6/30/19.

(2) Western LTM earnings are tax effected at 20%.

Partnering with Western Bank of Wolf Point and Tapping its Rich History and Expertise

» **Western Bank of Wolf Point** began its existence in 1913 as First State Bank of Wolf Point and was organized by the local community under the leadership of Sherman T. Cogswell. The bank grew through the 1920's, survived the Great Depression and in 1939 reached $1 million in assets.

It built its current headquarter building in 1963 and took the name of Western National Bank of Wolf Point which was changed in 1994 to Western Bank of Wolf Point.

Today's Western Bank provides banking services to much of Northeast Montana with a primary focus of extending credit to agricultural businesses of the Hi-Line.

Western Bank of Wolf Point





Sherman T. Cogswell
Founder



Duane A. Kurokawa
Vice Chairman, President and CEO



R.J. Doornek
Chaiman of the Board


WesternBank
WOLF POINT
WAREHOUSE FLOORING
TWO-W

Overview of Western Bank of Wolf Point

Western Bank of Wolf Point
A Good Bank in a Good Town

(Dollars in $000)

Financial Highlights (Bank Level)

	2015	2016	2017	2018	YTD
Total Assets	93,948	90,775	94,564	95,948	100,189
Total Loans & Leases	43,488	42,979	41,028	38,469	40,639
Total Deposits	80,802	76,215	80,291	84,167	77,378
Loans/ Deposits (%)	53.8	56.4	51.1	45.7	52.5
Tangible Common Equity	9,715	9,564	10,158	10,086	10,973
ROAA (%)*	1.43	1.40	1.24	1.14	1.32
ROAE (%)*	14.38	13.39	12.07	11.53	12.25
Net Interest Margin (%)	3.40	3.45	3.18	3.02	2.98
Efficiency Ratio (FTE) (%)	54.6	53.9	54.3	61.4	64.8
Risk Based Capital Ratio (%)	17.9	19.2	20.1	22.2	21.7
Leverage Ratio (%)	9.7	10.3	10.1	11.0	11.0

Note: The Bank is an S-Corp and the ratios are pre-tax.

Franchise Highlights

- Excellent management team with decades of combined banking experience
- Diversified loan portfolio with a strong loan yield of 5.86%
- Strong agricultural products and farm lending component
- 24% non-interest bearing and 72% non-time deposits with an overall cost of funds of 1.11%
- Highly liquid balance sheet

Loan Composition[1]



Consumer & Other 7.3%
C&I 7.2%
C&D 2.1%
Non OO CRE 9.7%
1-4 Family 9.5%
OO CRE 5.5%
Multifamily 6.6%
Total: $40,639
MRQ Yield: 5.86%
Agricultural Products 25.9%
Farm 26.3%

Deposit Composition[1]



Jumbo Time 3.6%
Retail Time (<$250K) 24.3%
Interest Bearing 48.3%
Total: $77,378
MRQ Cost: 0.95%
Non Interest Bearing 23.8%

Note: Financial data for the quarter ended June 30, 2019.
(1) Regulatory loan and deposit compositions.

The Acquisition Extends Eagle's Reach to Northeastern Montana Solidifying its Position as the Fourth Largest Bank Headquartered in Montana

	Eagle Bancorp Montana, Inc.	Western Bank of Wolf Point	Pro Forma[1]
Assets ($000)	1,007,725	100,189	1,107,914
Net Loans ($000)	744,684[2]	39,772	808,216
Deposits ($000)	748,388	77,378	825,766
Deposit Mkt Share %[3] Montana	2.98%	0.34%	3.32%
Deposit Market Rank[3] Montana	6	28	6

Pro Forma Branch Footprint (22 Branches)


MONTANA
Great Falls
Helena
Missoula
Bozeman


Main St
Anaconda St
3rd Ave S

- Western Bank of Wolf Point
- Eagle Branches

Note: Financial data for the quarter ended June 30, 2019.
(1) Pro Forma excludes purchase accounting adjustments.
(2) Includes $23.7 million of loans held for sale, at fair value.
(3) FDIC deposit market share and market rank as of June 30, 2018.

Opportunity Bank Becomes the Leading Community Bank in the Hi-Line and Diversifies its Agricultural Lending in a Different Growing Region of Montana

- The acquisition opens another major Montana economic region to Eagle
- ***Northeast Montana and the Hi-Line combine a diversified agriculture with the growth engine of the Bakken oil region.***
  - The region relies on spring wheat, durum wheat, canola and cattle raising as the main drivers of its economy
  - Roosevelt County ranks among the top ten counties in Montana for spring wheat production
  - The oil fields of the Bakken Formation provide the counties of Northeast Montana with a meaningful opportunity for sustained strong growth and have already helped raise the wealth of the region
- Post acquisition, Eagle will enjoy the #2 share of the deposit market in Roosevelt County
- The transaction will diversify Eagle's agricultural and farm lending activities:
  - Post Transaction, Eagle's agricultural portfolio will approximate $108.5 million and maintain agricultural lending at 14% of total loans
  - The long history and established market leadership of Western Bank of Wolf Point in the markets of Northeast Montana and the Hi Line will strengthen Eagle's coverage of the state and expand its knowledge of the key agricultural markets and commodities
- This acquisition will solidify Eagle's position as the fourth largest bank headquartered in Montana ranked by deposits

MONTANA 2018 Rank	Institution	Total Deposits In Market ($000)
1	Glacier Bancorp Inc. (MT)	4,759,716
2	First Interstate BancSystem (MT)	4,235,316
3	Stockman Financial Corp. (MT)	2,585,666
4	***Eagle pro forma Western***	***787,407***
4	Eagle Bancorp Montana, Inc. (MT)	707,176
5	Montana Security Inc. (MT)	602,713
6	Yellowstone Holding Co. (MT)	565,345

Source: SNL Financial
Note: Deposits data as of 6/30/2018

Pro Forma Impact

Eagle Estimated Pro Forma Summary Statistics:
(Dollars in millions, except per share data)

PRO FORMA BALANCE SHEET[1]	• Total Assets	$1,100 MM
	• Total Gross Loans	$792MM
	• Total Deposits	$826MM
PRO FORMA PER SHARE ACCRETION/(DILUTION)	• TBV/Share	~ (3.3) %
	• TBV Earnback[2] (Crossover Method)	~ 3.0 yrs
	• 2020 EPS (Incl. merger Exp.)	~ 5.2 %
	• 2021 EPS	~ 9.0 %
PRO FORMA CAPITAL RATIOS[1]	• TCE/TA Ratio	~ 9.2%
	• Leverage Ratio	~ 9.9%
	• Total RBC Ratio	~ 13.7%

[1] Pro Forma Balance Sheet and Capital Ratios estimated at 6/30/19 reflecting the acquisition
[2] Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

Transaction Analysis

DUE DILIGENCE

- Comprehensive due diligence process
- In-depth review of credit files, underwriting methodology and policy
- 63% of total loans reviewed (62% of commercial and ag credits)
- Detailed review of expenses on a line item basis

TRANSACTION ASSUMPTIONS

- Estimated 2.5% credit mark of ~$1.0 million and 0.5% interest rate mark of ~0.2 million
- Estimated land and building markup of $0.6 million
- Assumes 25% cost savings, 75% phased-in by 2020 and 100% in 2021
- Pre-tax, one-time buyer and seller combined merger charges are estimated at $1.2 million
- Core deposit intangibles of 2.0% amortized over 10 years, using sum-of-years digits

An Expanding Franchise—Eagle Bancorp Montana, Inc.

Since its 2010 IPO, Eagle has leveraged its equity through acquisitions and strong organic growth, extending its franchise to all key markets in Montana and tripling its size: The Western Bank of Wolf Point will be another step in this expansion.


ASSETS
2019
2018
2017
2012-2016
2012
2010
2000
$1,110 MM
$940 MM
$800 MM
$710 MM
$510 MM
$316 MM
150 MM
2000
First Stage Conversion
2010
Second Stage IPO
2012
Acquisition of 7 Branches from Sterling Financial including $182 MM of Deposits
2012-2016
Organic Growth through new lending teams and products
2017
Acquisition of Ruby Valley Bank
2018
Acquisition of The State Bank of Townsend
2019
Proposed Acquisition of Western Bank of Wolf Point

A Compelling Opportunity for Eagle and its Investors

- Market expansion in northeastern Montana and the Hi-Line
- Acquisition solidifies Opportunity Bank's position as the fourth largest bank by deposits, headquartered in Montana
- High quality acquisition with an unlevered deposit base and access to the wealth of the Bakken Formation
- Diversifies Opportunity Bank's agricultural lending capability by adding a strong market presence in the leading spring wheat growing area of Montana
- Retention of local management, advisory board and relationship management talent
- Strategically attractive with compelling financial metrics
- Low execution risk: the transaction will be the third bank acquisition by Eagle since 2017
- Transaction expected to enhance Eagle's long-term shareholder value

Contact Information

Opportunity Bank
OF MONTANA

Pete Johnson
President/CEO

Office: 406.442.3080
Direct: 406.457.4006
Fax: 406.457.4013

pjohnson@oppbank.com

1400 Prospect Avenue
P.O. Box 4999
Helena, MT 59604

Laura Clark
EVP/Chief Financial Officer

Office: 406.442.3080
Direct: 406.457.4007
Fax: 406.457.4013

lclark@oppbank.com

www.opportunitybank.com